Federated Hermes World Investment Series, Inc.
Federated Hermes International Leaders Fund
CLASS A SHARES (TICKER FGFAX)
INSTITUTIONAL SHARES (TICKER FGFLX)
Federated Hermes International Small-Mid Company Fund
CLASS A SHARES (TICKER ISCAX)
INSTITUTIONAL SHARES (TICKER ISCIX)

SUPPLEMENT TO CURRENT SUMMARY PROSPECTUSES AND PROSPECTUSES
Each of the Federated Hermes Funds listed in the table below has entered into an Agreement and Plan of Reorganization (each an “Agreement”) providing for: (i) the acquisition of all or substantially all of the assets of the corresponding Hancock Horizon Fund listed in the table below (which offers the classes listed in the table below) (the “Hancock Shares”) in exchange solely for shares of each corresponding Federated Hermes Fund (the “Federated Hermes Shares”); (ii) the distribution of the Federated Hermes Shares to the holders of the corresponding outstanding Hancock Shares; and (iii) the liquidation and termination of the Hancock Horizon Funds upon the terms and conditions set forth in the Agreement (each a “Reorganization”).
The above-described Reorganizations were approved by the Hancock Horizon Funds’ shareholders at a special meeting of shareholders held on September 10, 2021, and the Reorganizations became effective at 4:00 p.m. Eastern time on September 24, 2021. Accordingly, the “Termination Date” of the voluntary waiver and/or reimbursement of expenses described in the footnote to the table in the section entitled “Risk/Return Summary: Fees and Expenses” shall be changed to the later of: (a) November 1, 2022; or (b) the date of the next effective Prospectus of each Federated Hermes Fund.
Hancock Horizon Funds (each a series of The Advisors’ Inner Circle Fund II)	Federated Hermes Funds (each a series of Federated World Investment Series, Inc.)
Hancock Horizon Diversified International Fund	Federated Hermes International Leaders Fund
Institutional Class Shares	Institutional Shares
Investor Class Shares	Class A Shares
Hancock Horizon International Small Cap Fund	Federated Hermes International Small-Mid Company Fund
Institutional Class Shares	Institutional Shares
Investor Class Shares	Class A Shares
September 29, 2021

Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455543 (9/21)
© 2021 FederatedHermes, Inc.